Exhibit(a)(2)

        The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The Depositary, the U.S. Forwarding Agent, the Information Agent and the Dealer Managers can assist you in completing this Letter of Transmittal (see the back page of this document for addresses and telephone numbers).

LETTER OF TRANSMITTAL

FOR COMMON SHARES OF

ANORMED INC.

Pursuant to an Offer dated October 5, 2006

made by

SIDNEY ACQUISITIONS ULC

an indirect wholly-owned subsidiary of

MILLENNIUM PHARMACEUTICALS, INC.

  THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 11:59 P.M. (TORONTO TIME)
  ON NOVEMBER 10, 2006 (THE "EXPIRY TIME"), UNLESS EXTENDED OR WITHDRAWN
  BY THE OFFEROR.

        This Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, together with all other required documents, must accompany share certificates for common shares ("Common Shares") of AnorMED Inc. ("AnorMED") deposited pursuant to the offer (the "Offer") dated October 5, 2006 made by Sidney Acquisitions ULC (the "Offeror"), an indirect wholly-owned subsidiary of Millennium Pharmaceuticals, Inc., to purchase for cash all of the issued and outstanding Common Shares, including any Common Shares that may become outstanding after the date of the Offer on the exercise of any outstanding stock options granted pursuant to AnorMED's stock option plans, at a price of U.S.$12.00 for each Common Share.

        The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Offer to Purchase and the accompanying Circular dated October 5, 2006 (the "Offer to Purchase and Circular") have the meanings ascribed to them in the Offer to Purchase and Circular.

USE THIS LETTER OF TRANSMITTAL IF:

1.
YOU ARE DEPOSITING COMMON SHARE CERTIFICATE(S); OR

2.
YOU ARE FOLLOWING PROCEDURES FOR BOOK-ENTRY TRANSFER WITH DTC AND DO NOT HAVE AN AGENT'S MESSAGE; OR

3.
YOU HAVE PREVIOUSLY DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY

        Holders of Common Shares ("Shareholders") may also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase, "Manner of Acceptance—Book-Entry Delivery", provided that (i) for a book-entry transfer established by CDS, a Book-Entry Confirmation through CDSX is received, or (ii) for a book-entry transfer established by DTC, a Book-Entry Confirmation, together with an Agent's Message in respect thereof or a properly completed and executed Letter of Transmittal and any other required documents are received, by the Depositary at the address specified on the back cover page of this Letter of Transmittal at or prior to the Expiry Time.

        Shareholders, through their respective CDS participants, who utilize CDSX to accept the Offer through a book-entry transfer of their holdings into the Depositary's account with CDS shall be deemed to have completed and submitted a Letter of Transmittal and to be bound by the terms thereof and to have acknowledged that the Offeror may enforce such terms against the applicable Shareholder. Such instructions will be, therefore, considered as a valid tender in accordance with the terms of the Offer.

        Shareholders who wish to deposit Common Shares but whose certificate(s) for such Common Shares are not immediately available, who cannot complete the procedure for book-entry transfer on a timely basis or who are unable to deliver the certificate(s) and all other required documents to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time must deposit their Common Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase, "Manner of Acceptance—Procedures for Guaranteed Delivery". See Instruction 2, "Procedures for Guaranteed Delivery" below.

        This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Common Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY OR U.S. FORWARDING AGENT, AS APPLICABLE. YOU MUST SIGN THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) IN THE APPROPRIATE SPACE PROVIDED BELOW, AND IF YOU ARE A UNITED STATES SHAREHOLDER, YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

TO:	Sidney Acquisitions ULC
AND TO:	Computershare Investor Services Inc., as both the Depositary and the U.S. Forwarding Agent, at its offices set out herein

        The undersigned delivers to you the enclosed certificate(s) for Common Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Common Shares upon the terms and conditions of the Offer. The following are the details of the enclosed certificate(s):

Certificate Number(s)*	Name in which registered	Number of Common Shares Deposited**

TOTAL:

*	Need not be completed by Shareholders depositing Common Shares by book-entry.
**	Unless otherwise indicated, it will be assumed that all Common Shares described above are being deposited.
☐	Check if Common Shares will be deposited by book-entry transfer and complete the following section:
Name of Depositing Institution:

Account Number:

Transaction Code Number:

(Please print or type. If space is insufficient,
please attach a list to this Letter of Transmittal in the above form.)

METHOD OF DELIVERY FOR COMMON SHARES DEPOSITED

☐	CHECK HERE IF DEPOSITED COMMON SHARES ARE ENCLOSED HEREWITH.
☐
CHECK HERE IF DEPOSITED COMMON SHARES ARE BEING DELIVERED BY THE BOOK-ENTRY TRANSFER IN THE UNITED STATES TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER COMMON SHARES BY BOOK-ENTRY TRANSFER):

Name of Depositing Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF DEPOSITED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of the Amended Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐	IF ANY OF THE COMMON SHARE CERTIFICATES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, CHECK THIS BOX AND SEE INSTRUCTION 11.
Please fill out the remainder of this Letter of Transmittal and indicate here the number of Common shares represented by the lost or destroyed certificates.

(Number of Common Shares)

        The undersigned acknowledges receipt of the Offer to Purchase and Circular and represents and warrants that: (i) the undersigned or the person on whose behalf a book-entry transfer is made into the Depositary's account at CDS or, in the case of a book-entry transfer into the Depositary's account at DTC, on whose behalf an Agent's Message is transmitted has full power and authority to deposit, sell, assign and transfer the Common Shares being deposited pursuant to this Letter of Transmittal (the "Deposited Shares") and any Other Securities (as defined below) being deposited; (ii) the undersigned or the person on whose behalf a book-entry transfer is made into the Depositary's account at CDS or, in the case of a book-entry transfer into the Depositary's account at DTC, on whose behalf an Agent's Message is transmitted owns the Deposited Shares and any Other Securities; (iii) the Deposited Shares and Other Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares and Other Securities, to any other person; (iv) the deposit of the Deposited Shares and Other Securities complies with applicable laws; (v) when the Deposited Shares and Other Securities are taken up and paid for by the Offeror, the Offeror will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. The acceptance of the Offer pursuant to the procedures set forth herein shall constitute an agreement between the depositing holder of the Deposited Shares and the Offeror in accordance with the terms and conditions of the Offer; and (vi) the jurisdiction of residence of the undersigned is as specified below.

        IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal, subject only to the provisions of the Offer to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Shares and (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, "Manner of Acceptance—Book-Entry Delivery") delivers to you the enclosed Common Share certificate(s) representing the Deposited Shares and, on and subject to the terms and conditions of the Offer to Purchase, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Shares, and in and to all rights and benefits arising from the Common Shares, including any and all Other Securities (as defined below).

        If, on or after the date of the Offer, AnorMED should declare or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to the Common Shares that is payable or distributable to the Shareholders on a record date that precedes the date of transfer of such Common Shares into the name of the Offeror or its nominees or transferees on the share register maintained by or on behalf of AnorMED in respect of Common Shares accepted for purchase pursuant to the Offer, then without prejudice to the Offeror's rights under Section 4 of the Offer to Purchase, "Conditions of the Offer":

  (a)
  in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing Shareholders for the account of the Offeror until the Offeror pays for such Common Shares, and to the extent that such dividends, distributions or payments do not exceed the cash purchase price per Common Share payable by the Offeror pursuant to the Offer, the cash purchase price per Common Share, as the case may be, pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment;

  (b)
  in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and

  (c)
  in the case of any cash dividends, distributions or payments in an amount that exceeds the cash purchase price per Common Share, as the case may be, the whole of any such cash dividend, distribution or payment shall be received and held by the depositing Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to any such dividend, distribution, payment, right or other interest and may withhold the entire amount of cash consideration payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value thereof, as determined by the Offeror in its sole discretion.

        The undersigned irrevocably constitutes and appoints each officer of the Offeror and any other person designated by the Offeror in writing as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Common Shares registered in the name of the undersigned on the books of AnorMED and deposited pursuant to the Offer and purchased by the Offeror (the "Purchased Securities"), and with respect to any and all dividends (other than certain cash dividends), distributions, payments, securities, rights, warrants, assets or other interests (collectively, "Other Securities"), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Purchased Securities on or after the date of the Offer, except as otherwise indicated in Section 9 of the Offer to Purchase, "Changes in Capitalization, Distributions and Liens".

        The power of attorney granted upon execution of this Letter of Transmittal (or in connection with a book-entry transfer of Common Shares into the Depositary's account at CDS or the transmission of an Agent's Message in connection with a book-entry transfer into the Depositary's account at DTC) shall be effective on and after the Take-up Date, with full power of substitution and re-substitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to (i) register or record the transfer and/or cancellation of Purchased Securities and Other Securities on the registers of AnorMED; (ii) transfer ownership of the Purchased Securities on the account books maintained by DTC, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror; (iii) execute and deliver, as and when requested by the Offeror, any instruments of proxy, authorization or consent in a form and on terms satisfactory to the Offeror in respect of such Purchased Securities and Other Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any person or persons as the proxy of such holder in respect of the Purchased Securities for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of relevant securities of AnorMED; (iv) execute, endorse and negotiate any cheques or other instruments representing any Other Securities payable to the undersigned; and (v) exercise any rights of the undersigned with respect to such Purchased Securities and Other Securities, all as set forth in this Letter of Transmittal.

        The undersigned also agrees, effective on and after the Take-Up Date, not to vote any of the Purchased Securities or Other Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of Shareholders or holders of Other Securities and not to exercise any or all of the other rights or privileges attached to the Purchased Securities or Other Securities and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of all or any of the Purchased Securities or Other Securities, and to designate in such instruments of proxy the person or persons specified by the Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities or Other Securities. Upon such appointment, all prior proxies and other authorizations (including, without, limitation, all appointments of any agent, attorney or attorney in fact) or consents given by the holder of such Purchased Securities or Other Securities with respect thereto shall be revoked and no subsequent proxies or authorizations or consents may be given by such person with respect thereto.

        The undersigned covenants to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities or Other Securities to the Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.

        The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Shares, to mail a cheque payable in United States or Canadian Funds (see Block E on this Letter of Transmittal, entitled "Currency of Payment" below), representing the cash consideration for such securities to which such Shareholder is entitled. Unless the undersigned directs otherwise, the cheque will be issued in the name of the holder of the deposited Common Shares. Unless the undersigned instructs the Depositary to hold the cheque for pick-up by checking the appropriate box below, the cheque will be forwarded by first class mail to the undersigned at the address specified below. If no address is specified, the cheque will be forwarded to the address of the holder as shown on the securities register maintained by or on behalf of AnorMED. Any cheque(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to have been delivered at the time of mailing.

        Should any Deposited Shares not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Shares from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Shares.

        Pursuant to rules of the Canadian Payments Association, a Cdn.$25 million ceiling has been established on cheques, bank drafts and other paper based payments processed through Canada's clearing system. As a result, any payment to the undersigned in excess of Cdn.$25 million will be effected by the Depositary by wire transfer in accordance with the Large Value Transfer System Rules established by the Canadian Payments Association. Accordingly, settlement with the undersigned involving a payment in excess of Cdn.$25 million will be made only in accordance with wire transfer instructions provided by the undersigned to the Depositary in writing. In the event wire transfer instructions are required as set out above, the Depositary will contact the undersigned promptly following the Expiry Time for purposes of obtaining wire transfer instructions. Any delay in payment by the Depositary resulting from the provision by the undersigned of wire transfer instructions will not entitle the undersigned to interest or other compensation in addition to the amounts to which the undersigned is entitled pursuant to the Offer.

        By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l'offre acceptée par cette lettre d'acceptation et d'envoi, de méme que tous les documents qui s'y rapportent, soient rédigés exciusivement en langue anglaise.

SHAREHOLDER INFORMATION AND INSTRUCTIONS
 Please review carefully and complete the following boxes, as appropriate.

  BLOCK A
  REGISTRATION AND PAYMENT
  INSTRUCTIONS

  ISSUE CHEQUE IN THE NAME OF:
  (please print or type)

(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal (or Zip) Code)
(Telephone—Business Hours)
(E-mail Address)
(Taxpayer Identification Number, Social Insurance Number or Social Security Number)
(U.S. residents /citizens must provide Taxpayer Identification Number. Please see Substitute Form W-9 included herein)

  BLOCK B
  DELIVERY INSTRUCTIONS

  SEND CHEQUE (unless BLOCK "C" is
  checked) TO:

☐	Same as address in Block A or to:
(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal (or Zip) Code)
(Telephone—Business Hours)
(E-mail Address)

  BLOCK C
  SPECIAL PICK-UP INSTRUCTIONS

☐	HOLD CHEQUE FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED (Check box)

  BLOCK D
  STATUS AS U.S. SHAREHOLDER

          A "U.S. Shareholder" is any holder of Common Shares that is either providing an address in Block B that is located within the United States or any territory or possession thereof or that is a U.S. person for U.S. federal income tax purposes.

          INDICATE WHETHER YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER.

☐	The person signing this Letter of Transmittal represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.
☐	The person signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

          IF YOU ARE A U.S. SHAREHOLDER OR ACTING ON BEHALF OF A U.S. SHAREHOLDER, IN ORDER TO AVOID U.S. BACKUP WITHHOLDING YOU MUST FURNISH SUBSTITUTE FORM W-9 OR, IN CERTAIN CIRCUMSTANCES, ANOTHER WITHHOLDING TAX CERTIFICATE, AS PROVIDED IN THE INSTRUCTIONS BELOW.

  BLOCK E
  CURRENCY OF PAYMENT

☐	Check here if you wish to receive payment in Canadian dollars at the exchange rate negotiated between the Offeror and its bank or other financial institution on the date on which funds are provided to the Depositary to pay for Common Shares at the time they are to be taken up under the Offer.

          A Shareholder who does not check the box above will receive payment under the Offer in United States dollars.

  SHAREHOLDER SIGNATURE

  If you are a U.S. Shareholder, you must also complete the accompanying Substitute Form W-9 or other applicable form (see Instruction 8, "Important Information for U.S. Shareholders")

Signature guaranteed by (if required under Instruction 4):	Dated:
Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative— See Instructions 3, 4 and 5
Name of Guarantor (please print or type),rs1	Name of Shareholder (please print or type)
Address of Guarantor (please print or type)	Daytime Telephone Number of Shareholder
Fax Number of Shareholder
Name of Authorized Representative, if applicable (please print or type)
Daytime Telephone Number of Authorized Representative
Fax Number of Authorized Representative
E-mail Address

INSTRUCTIONS

1.     Use of Letter of Transmittal

  (a)
  This Letter of Transmittal (or a manually signed facsimile thereof) together with accompanying certificate(s) representing the Deposited Shares (or, if deposit is made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, "Manner of Acceptance—Book-Entry Delivery", a Book-Entry Confirmation of a book-entry transfer of the Deposited Shares into the Depositary's account at DTC) and all other documents required by the terms of the Offer to Purchase and this Letter of Transmittal must be received by the Depositary or the U.S. Forwarding Agent at any of their respective offices specified on the back cover page of this Letter of Transmittal (except in the case of delivery of a Book-Entry Confirmation, which must be received by the Depositary at its office in Toronto, Ontario) no later than 11:59 p.m. (Toronto time) on November 10, 2006, being the Expiry Time, unless the Offer is extended or unless the procedure for guaranteed delivery set out in Instruction 2 is used.

  (b)
  The method used to deliver this Letter of Transmittal, any accompanying certificate(s) representing Common Shares and all other required documents is at the option and risk of the Shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary or the U.S. Forwarding Agent, as applicable. The Offeror recommends that all such documents be delivered by hand to the Depositary and that a receipt be obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained.

  (c)
  Shareholders whose Common Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares.

2.     Procedures for Guaranteed Delivery

        If a Shareholder wishes to deposit Common Shares pursuant to the Offer and (i) the certificate(s) representing such Common Shares are not immediately available, (ii) the Shareholder cannot complete the procedure for book-entry transfer on a timely basis, or (iii) the Shareholder is not able to deliver the certificate(s) and all other required documents to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time, those Common Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

  (a)
  the deposit is made by or through an Eligible Institution (as defined below);

  (b)
  a Notice of Guaranteed Delivery in the form accompanying the Offer to Purchase and Circular (or a facsimile thereof), properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at the applicable address set out in the Notice of Guaranteed Delivery, at or prior to the Expiry Time; and

  (c)
  the certificate(s) representing all deposited Common Shares, together with a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) relating to such Common Shares, with any required signature guarantees, or a Book-Entry Confirmation with respect to the deposited Common Shares (and in the case of a book-entry transfer into the Depositary's account at DTC, either a properly completed and duly executed Letter of Transmittal or an Agent's Message) and all other documents required by the Letter of Transmittal, are received by the Depositary at its office in Toronto, Ontario as set out in the Notice of Guaranteed Delivery at or prior to 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Date.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at its office in Toronto, Ontario as set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Transmittal and accompanying Common Share certificate(s) to any office other than the Toronto, Ontario office does not constitute delivery for purposes of satisfying a guaranteed delivery.

        An "Eligible Institution" means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program ("STAMP"), a member of the Stock Exchange Medallion Program ("SEMP") or a member of the New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks or trust companies in the United States or any other "eligible guarantor institution" as defined in Rule 17Ad-15 under the Exchange Act.

3.     Signatures

        This Letter of Transmittal must be completed and signed by the registered holder of Deposited Shares accepting the Offer described above or by such holder's duly authorized representative (in accordance with Instruction 5 below).

  (a)
  If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  (b)
  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

  (i)
  such deposited certificate(s) must be endorsed or accompanied by an appropriate transfer power of attorney duly and properly completed by the registered owner(s); and

  (ii)
  the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.     Guarantee of Signatures

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of AnorMED or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution) or in some other manner acceptable to the Depositary or the U.S. Forwarding Agent.

5.     Fiduciaries, Representatives and Authorizations

        Where this Letter of Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror, the Depositary or the U.S. Forwarding Agent, at their discretion, may require additional evidence of authority or additional documentation.

6.     Delivery Instructions

        If any cheque(s) are to be sent to or, in respect of partial deposits of Common Shares, certificates representing Common Shares are to be returned to someone at an address other than the address of the Shareholder as it appears in Block A on this Letter of Transmittal, entitled "Registration and Payment Instructions", then Block B on this Letter of Transmittal, entitled "Delivery Instructions", should be completed. If Block B is not completed, any cheque(s) will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such holder as it appears on the securities register of AnorMED. Any cheque(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.     Partial Deposits

        Unless deposits are to be made pursuant to the procedure for deposit by book-entry transfer, if less than the total number of Common Shares evidenced by any certificate submitted is to be deposited, fill in the number of Common Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time. The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated. If certificates representing Common Shares not deposited to or purchased under the Offer are to be returned other than in the name of, and to the address of the person shown in the registers maintained by AnorMED, complete Block B of this Letter of Transmittal.

8.     Important Information for U.S. Shareholders

        United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Common Shares must provide the Depositary with his correct Taxpayer Identification Number ("TIN"), which, in the case of a holder of Common Shares who is an individual, is generally the individual's U.S. Social Security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding on any payment made to a U.S. Shareholder (or person acting on behalf of a U.S. Shareholder) with respect to Common Shares deposited, you are required, if you are a U.S. person (as defined below), to notify the Depositary of your current U.S. taxpayer identification number, or TIN, (or the TIN of the person on whose behalf you are acting) by completing the Substitute Form W-9 as described more fully below. If you are a U.S. Shareholder that is not a U.S. person but provides a mailing address in the United States, you may be required to furnish an IRS Form W-8 to avoid backup withholding, which the Depositary will provide upon request.

        Backup withholding is not an additional tax. Amounts withheld are creditable against the shareholder's regular United States federal income tax liability, and any amount over-withheld generally will be refundable to the shareholder if the shareholder properly files a United States federal income tax return.

        Each U.S. Shareholder of Common Shares is urged to consult such U.S. Shareholder's own tax advisor to determine whether such U.S. Shareholder is required to furnish a Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

        You are a U.S. person if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

        Each depositing U.S. person is required to provide the Depositary with a correct TIN and with certain other information on Substitute Form W-9, which is attached below, and to certify that the holder is a U.S. person, that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

        The TIN is generally the U.S. person's U.S. Social Security number or the U.S. federal employer identification number. The U.S. person is required to furnish the TIN of the registered owner of the Common Shares. The enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" explain the proper certification to use if the Common Shares are registered in more than one name or are not registered in the name of the actual owner. The U.S. Shareholder may write "Applied For" on the Substitute Form W-9 if the tendering U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Shareholder writes "Applied For" on the TIN line of the Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will backup withhold a portion of such payments. Certain U.S. persons are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of a portion of any payment. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.

        U.S. Shareholders that are not U.S. persons but provide a mailing address in the United States may be required to file an IRS Form W-8BEN or other appropriate IRS Form W-8. A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.

9.     Stock Transfer Taxes

        Except as otherwise provided in this Instruction 9, the Offeror will pay all stock transfer taxes with respect to the transfer and sale of any Common Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Common Shares not deposited or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if deposited certificates for Common Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Common Shares purchased unless evidence satisfactory to the Offeror, in its sole discretion, of the payment of such taxes, or exemption therefrom, is submitted. For clarification, stock transfer taxes referred to above do not include capital gains or other income taxes that may be payable by the Shareholders in relation to the disposition of the Common Shares.

10.   Miscellaneous

  (a)
  If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Deposited Shares are registered in different forms (e.g., "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be acceptable. All depositing Shareholders, by execution of this Letter of Transmittal (or a manually executed facsimile hereof), waive any right to receive any notice of the acceptance of Deposited Shares for payment, except as required by applicable law.

  (d)
  The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

  (e)
  The Offeror will not pay any fees or commissions to any broker or dealer or any other person for soliciting deposits of Common Shares pursuant to the Offer except as otherwise contemplated by the Offer to Purchase (other than to the Depositary, the U.S. Forwarding Agent, the Dealer Managers or the Information Agent).

  (f)
  Before completing this Letter of Transmittal you are urged to read the accompanying Offer to Purchase and Circular.

  (g)
  All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for exchange of any deposit of Common Shares will be determined by the Offeror, in its sole discretion, which determination will be final and binding on all parties. The Offeror reserves the absolute right to reject (i) any and all deposits of Common Shares determined by it not to be in proper form, and (ii) the acceptance of cash payments which may, in the opinion of the Offeror's counsel, be unlawful. The Offeror also reserves the absolute right to waive (A) any of the conditions of the Offer, or (B) any defect or irregularity in any deposit of Common Shares. No deposit of Common Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Offeror, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in deposits or incur any liability for failure to give any such notice. The Offeror's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding on all parties. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth herein.

  (h)
  Additional copies of the Offer to Purchase and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary, the U.S. Forwarding Agent or the Information Agent at the addresses listed below.

11.   Lost Certificates

        If a Common Share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to AnorMED's registrar and transfer agent so that the transfer agent may provide replacement instructions. If a Common Share certificate has been lost or destroyed, please ensure that you provide your telephone number so that the Depositary or AnorMED's transfer agent may contact you.

12.   Assistance

        The Depositary, the U.S. Forwarding Agent, the Information Agent or the Dealer Managers (see back cover page for their respective addresses and telephone numbers) will be able to assist you in completing this Letter of Transmittal. Shareholders whose Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

        THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATE(S) FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

INSTRUCTIONS AND RULES—FOR U.S. SHAREHOLDERS ONLY

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE
YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION
AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING

TO BE COMPLETED BY TENDERING SHAREHOLDERS THAT ARE U.S. PERSONS
(INCLUDING U.S. RESIDENT ALIENS)

Payer's Name: Computershare Investors Services Inc.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service
Part I—Taxpayer Identification Number—For all accounts, enter your taxpayer identification number on the appropriate line at right. Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Name

	Business Name	Social Security Number OR Employer Identification Number (If awaiting TIN, write "Applied For")

Payer's Request for Taxpayer Identification Number (TIN) and Certification	Please check appropriate box ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other Address City, State, Zip Code	Part II—For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the exempt box below, and complete the Substitute Form W-9.

Exempt G

Part III—Certification—Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature	Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.
Signature	Date

        Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions

        Name.    If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

        If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

        Sole proprietor.    Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

        Limited liability company (LLC).    If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for "Other" and enter "LLC" in the space provided.

        Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

        Other entities.    Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

        Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

        If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

        Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

        Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

        Exempt payees.    Backup withholding is not/or may not be required on any payments made to the following payees:

  1.
  An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

  2.
  The United States or any of its agencies or instrumentalities,

  3.
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

  4.
  A foreign government or any of its political subdivisions, agencies, or instrumentalities,

  5.
  An international organization or any of its agencies or instrumentalities,

  6.
  A corporation,

  7.
  A foreign central bank of issue,

  8.
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

  9.
  A futures commission merchant registered with the Commodity Futures Trading Commission,

  10.
  A real estate investment trust,

  11.
  An entity registered at all times during the tax year under the Investment Company Act of 1940,

  12.
  A common trust fund operated by a bank under section 584(a), and

  13.
  A financial institution.

        Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding.

        Exempt payees should file the Substitute Form W-9 with the payer, furnish your taxpayer identification number and check the box marked "exempt" in Part II of the form.

Part I—Taxpayer Identification Number (TIN)

Enter your TIN on the appropriate line.

        If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.

        If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

        If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or EIN, if you have one). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.

        Note: See the chart below for further clarification of name and TIN combinations.

        How to get a TIN.    If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

        If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

        Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Part II—Certification

        To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 of the table below indicate otherwise.

        For a joint account, only the person whose TIN is shown in Part I should sign (when required).

  1.
  Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.    You must give your correct TIN, but you do not have to sign the certification.

  2.
  Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.    You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3.
  Real estate transactions.    You must sign the certification. You may cross out item 2 of the certification.

  4.
  Other payments.    You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Privacy Act Notice

        Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

        You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

What Name and Number to Give the Requestor

For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform. Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust. (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC		The owner(3)
6.	A valid trust, estate, or pension trust		Legal entity(4)
7.	Corporate or LLC electing corporate status on Form 8832		The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
9.	Partnership or multi-member LLC		The partnership
10.	A broker or registered nominee		The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name, but you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

        Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

The Depositary for the Offer is:

Computershare Investors Services Inc.

By Mail	By Registered Mail, by Hand or by Courier
P.O. Box 7021 31 Adelaide Street East Toronto, Ontario Canada M5C 3H2	100 University Avenue 9th Floor Toronto, Ontario Canada M5J 2Y1
Attn: Corporate Actions	Attn: Corporate Actions

By Registered Mail, by Hand or by Courier

510 Burrard Street, 2nd Floor, Vancouver, BC V6C 3B9

The U.S Forwarding Agent is:

Computershare Investor Services Inc.

By Mail, Registered Mail or Courier

250 Royall Street
Canton, Massachusetts
USA 02021

Toll Free: 1-800-564-6253
E-Mail: corporateactions@computershare.com

The Dealer Managers for the Offer are:

In Canada	In the United States
JP Morgan Securities Canada Inc. 200 Bay Street, Suite 1800 Toronto, Ontario Canada M5J 2J2	JP Morgan Securities Inc. 277 Park Avenue New York, New York 10172 USA

The Information Agent for the Offer is:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
USA

(212) 929-5500 (call collect)
or
Toll-Free (800) 322-2885

        Any questions and requests for assistance may be directed by holders of Common Shares to the Depositary the U.S. Forwarding Agent, the Information Agent or the Dealer Managers at their respective telephone numbers and locations set out above. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.